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                                                                    EXHIBIT 99.6

                           TRANSTEXAS GAS CORPORATION
                              AMENDED AND RESTATED
                          SECURITY AND PLEDGE AGREEMENT


         This Amended and Restated Security and Pledge Agreement (this "Agreement") is entered into as of August __, 2003 by and among TRANSTEXAS GAS CORPORATION, a Delaware corporation ("Borrower", GALVESTON BAY PIPELINE COMPANY, a subsidiary of Borrower ("GB Pipeline"), GALVESTON BAY PROCESSING CORPORATION, a subsidiary of Borrower ("GB Processing" and together with Borrower and GB Pipeline (the "Companies") and THORNWOOD ASSOCIATES LP (the "Secured Party").

                                    RECITALS

         The Companies, GMAC Commercial Credit LLC and various other financial institutions entered into that certain Oil & Gas Revolving Credit and Term Loan Agreement dated as of March 15, 2000 (the "Oil and Gas Agreement");

         On the date hereof (the "Effective Date") the Creditor's Joint Plan of Reorganization for Debtors Under Chapter 11 of the Bankruptcy Code Submitted by Thornwood, dated as of June 27, 2003, as modified July 8, 2003, and as may have been modified thereafter, in Case No. 02-21926, in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division (the "Plan"), confirmed by Order of the Bankruptcy Court (the "Confirmation Order"), became effective;

         Pursuant to the Plan, as of the date hereof, each holder of an Allowed Prepetition O&G Claim, in full satisfaction, settlement, release and discharge of, and exchange for, such Claim received (i) Cash in a sum equal to its pro rata share of the Allowed O&G Claim less $32.5 million and (ii) its pro rata share of the Restructured O&G Note in principal amount of $32.5 million and Thornwood paid to the Prepetition O&G Lenders pro rata the Cash set forth in paragraph (i) hereto and an amount equal to the principal amount of the Restructured O&G Note, which Note under the terms of the Plan, was issued directly by the Reogranized Debtors to Thornwood. Pursuant to the Plan, the Reorganized Debtors amended and restated the Oil & Gas Agreement (the "Restructured O&Gas Agreement") and are hereby amending and restating the Security and Pledge Agreement entered into as of March 15, 2000;

         In order to continue to secure the payment and performance in full of the obligations of the Companies under the Restructured O &G Agreement, the parties hereto desire to set forth their mutual understanding and certain agreements regarding the terms and conditions of the grant of a security interest in Collateral (as defined below);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Companies and the Secured Party hereby agree as follows:

         Section 1. Definitions.

                  (a) As used in this Agreement, capitalized terms not otherwise defined herein have the meanings set forth in the Restructured O&G Agreement or the Plan, and the

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         following terms shall have the respective meanings set forth below
         (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Collateral" shall mean, collectively, the UCC Collateral and the Pledged Securities.

                  "Contract Rights" shall mean all contracts, operating agreements, mineral purchase agreements, rights of way, easements, surface leases, permits, licenses, pooling or unitization agreements, pooling designations and pooling orders and all other contracts or agreements pertaining to or affecting the Collateral or which were executed in connection with the drilling for, producing, processing, treating, handling, storing, transporting or marketing oil, gas or other minerals from the Collateral or from any properties unitized or pooled therewith, including, but not limited to, the contracts listed on Schedule 1(a) attached hereto.

                  "Default" and "Event of Default" shall have the meanings assigned to those terms in Section 6(a) of this Agreement.

                  "Equipment" shall mean and include all of the now owned or hereafter acquired "equipment" of each of the Companies as such term is defined in Article 9 of the UCC, including without limitation, all furniture, fixtures, goods, Vehicles, drilling rigs, workover rigs, fracture stimulation equipment, well site compressors, rolling stock, assets constituting part of a natural gas pipeline or the compression or dehydration equipment used in the operation of any such pipeline and related equipment and other assets accounted for as equipment by the Companies on their respective financial statements, all proceeds thereof, and all documents of title, books, records, ledger cards, files, correspondence and computer files, tapes, disks and related data processing software that at any time evidence or contain information relating to the foregoing.

                  "GAAP" means generally accepted accounting principles of the United States of America, consistently applied.

                  "General Intangibles" shall mean and include any and all of now owned or hereafter acquired "general intangibles" of each of the Companies as such term is defined in Article 9 of the UCC, including without limitation, all trademarks, tradenames, tradestyles, trade secrets, equipment formulation, manufacturing procedures, quality control procedures, product specifications, patents, patent applications, copyrights, registrations, contract rights, choses in action, causes of action, tort claims, payment intangibles, letter of credit rights, corporate or other business records, inventions, designs, goodwill, claims under guarantees, licenses, franchises, tax refunds, tax refund claims, computer programs, computer data bases, computer program flow diagrams, source codes, object codes and all other intangible property of every kind and nature.

                  "Hydrocarbons" shall mean oil, natural gas, condensate and natural gas liquids.

                  "Inventory" shall mean and include all of now owned or hereafter acquired "inventory" of each of the Companies as such term is defined in the UCC, including, without limitation, all drill casing, drill pipe and other supplies accounted for as inventory

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         by the Companies on its financial statements (excluding Hydrocarbons), all other goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all proceeds thereof, and all documents of title, books, records, ledger cards, files, correspondence, and computer files, tapes, disks and related data processing software that at any time evidence or contain information relating to the foregoing.

                  "Investment Property" shall mean and include all of the now owned or hereafter acquired "investment property" of each of the Companies as such term is defined in Article 9 of the UCC.

                  "Jefferies Documentation" shall mean the Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement, effective December 31, 1998, made by GB Processing in favor of Jefferies, the Amended and Restated Promissory Note, dated August __, 2003 in the principal amount of $3,226,872.84, made by the Companies in favor of Jefferies; and any amendments or supplements to the foregoing as of the date hereof.

                  "Jefferies" means Jefferies Analytical Trading Group, Inc., a Delaware Corporation.

                  "Jefferies Lien" shall mean pledge of the stock of GB Processing Company owned by the Companies in favor of Jefferies as security for Borrower's obligations to Jefferies under the Jefferies Documentation.

                  "Lands" shall have the meaning set forth in the Mortgage.

                  "Leases" shall have the meaning set forth in the Mortgage.

                  "Mortgage" shall mean, collectively, those certain Mortgages, Deeds of Trust, Assignments of Production, Security and Financing Statements executed by any of the Companies for the benefit of Secured Party to grant a Lien on such Real Property and/or Hydrocarbons, or any interest therein, to secure all of the Obligations.

                  "Obligations" shall have the meaning set forth in the Restructured O&G Agreement.

                  "Oil and Gas Leases" shall include oil, gas and mineral leases and shall also include subleases and assignments of operating rights.

                  "Pipelines" shall mean the Pipeline Assets and all pipelines owned and/or operated by any of the Companies for the gathering, transmission or distribution of Hydrocarbons, and any interests in real property relating thereto.

                  "Pipeline Assets" shall mean all parts or aspects of the gas pipeline system of any the Companies now or hereafter situated on any of the Lands, Rights-of-Way and Franchises, and all fixtures, improvements, equipment, surface or subsurface machinery, facilities, supplies, replacement parts, vehicles of every description, all process control

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         computer systems and equipment or other property of whatsoever kind or nature, including, without limitation, all buildings, structures, machinery, gas processing plants, Pipelines, stations, substations, compression or dehydration equipment, pumps, pumping stations, meter houses, metering stations, regulator houses, ponds, tanks, scrapers and scraper traps, fittings, valves, connections, cathodic or electrical protection by-passes, regulators, drips, meters, pumps, pumping units, pumping stations, storage or tankage facilities, engines, pipes, gates, telephone and telegraph lines, electric power lines, poles, wires, casings, radio towers, fixtures, mechanical equipment, electrical equipment, computer equipment and software, machine shops and other equipment, used or useful in connection therewith; together with all of the Companies' liquid hydrocarbons, carbon dioxide, natural gas liquids, refined petroleum products and other inventory fuels, carbon, chemicals, electric energy and other consumable materials or products manufactured, processed, generated, produced, transmitted, stored (whether above or below ground) or purchased by any of the Companies for sale, exchange, distribution, consumption or transmission by any of the Companies, including, without limitation, all system gas, drip gas and line fill.

                  "Pledged Securities" shall have the meaning assigned to that term in Section 2(b) of this Agreement.

                  "Production Sale Contracts" shall mean, except to the extent that the same constitute Receivables, all contracts now or hereafter in effect, including, without limitation, any gas sales contracts, entered into by any of the Companies, or the Companies' predecessors in interest, for the production, sale, purchase, exchange or processing of Subject Minerals (as defined in the Mortgage), including - but not limited to - any of the foregoing contracts listed on SCHEDULE 1(a) and the Contract Rights related thereto.

                  "Receivables" shall mean and include, any and all of the now owned or hereafter acquired "accounts" of any of the Companies as such term is defined in Article 9 of the UCC, all products and proceeds thereof, and all books, records, ledger cards, files, correspondence, and computer files, tapes, disks or software that at any time evidence or contain information relating to the foregoing.

                  "Rights-of-Way and Franchises" shall mean all leases, leaseholds, easements, rights-of-way, licenses, franchises, privileges, permits, ordinances, grants, rights, consents, servitudes, surface leases or rights, amendatory grants and interests in land for the installation, maintenance and operation of the Pipelines or the Pipeline Assets or any portion thereof, now owned or held by any of the Companies, including, without limitation, those leases, leaseholds, easements, rights-of-way, licenses, franchises, privileges, permits, ordinances, grants, rights, consents, servitudes, surface leases or rights, amendatory grants and interests in land applicable to the Pipelines or the Pipeline Assets owned or held by any of the Companies and those leases, leaseholds, easements, rights-of-way, licenses, franchises, privileges, permits, ordinances, grants, rights, consents, servitudes, surfaces leases or rights, amendatory grants and interests in land owned or held by any of the Companies and described in the Mortgage.

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                  "Subject Interests" shall mean each kind and character of
         right, title, interest or estate, whether now owned or hereafter acquired, which any of the Companies has in, under or to the Leases and all right, title, interest or estate, whether now owned or hereafter acquired, which any of the Companies has in and to the Lands (as defined in the Mortgage), together with each kind and character of right, title, interest or estate now or hereafter vested in Mortgagor in and to any and all overriding royalty interests, mineral interests, leasehold interests, mineral rights, royalty interests, net profits interests, oil payments, production payments, carried interests and all other properties or interests of every kind or character which relate to any of the Lands or Leases, whether such right, title, interest or estate be under and by virtue of a Lease, a unitization or pooling agreement, a unitization or pooling order, a mineral deed, a royalty deed, an operating agreement, a revenue sharing agreement, a division order, a transfer order, a farmout agreement, a fee simple conveyance or any other type of contract, conveyance or instrument or under any other type of claim or title, legal or equitable, recorded or unrecorded, all as the same shall be enlarged by the discharge of any payments out of production or by the removal of any charges or encumbrances to which any of same are subject.

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York.

                  "UCC Collateral" shall have the meaning assigned to that term in Section 2 of this Agreement.

                  "Vehicles" means all trucks, automobiles, trailers and other vehicles covered by a certificate of title.

                  (b) All terms used in this Agreement which are defined in the UCC, other than those which are defined in the Restructured O&G Agreement or specifically defined in Section 1(a) above, shall have the same meaning herein as in the UCC.

         Section 2. Continuance of and Grant of Security Interest.


                  (a) The parties agree that, in accordance with the Plan and the Confirmation Order, all liens granted hereunder shall, for all purposes, be valid, perfected, enforceable, non-avoidable and effective as of the Effective Date without any further action by the Thornwood or by the Debtors and without the execution, filing or recordation of any financing statement, security agreement, mortgage or other document. Each of the Companies hereby further grants to the Secured Party, to secure the payment and performance in full of the Obligations, a continuing security interest in and a lien on and so pledges and assigns to the Secured Party all of the Companies' right, title and interest in, to and under any and all of the following described property, assets and rights, in each case, wherever located, whether now owned or hereafter acquired or arising, all accessions and additions thereto, all substitutions and replacements therefor, and all proceeds and products thereof and assigns all rights in and to all collateral securing the following described property, assets and rights:

                           (i) all Receivables;

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                           (ii) all Inventory;

                           (iii) all Equipment;

                           (iv) all General Intangibles;

                           (v) all Investment Property;

                           (vi) all Subject Interests, the Subject Minerals,
                  Hydrocarbons;

                           (vii) all Contract Rights and Production Sale
                  Contracts;

                           (viii) all Leases and the Lands;

                           (ix) all Pipelines;

                           (x) all Pipeline Assets;

                           (xi) all Rights-of-Way and Franchises;

                           (xii) all unitization, communitization, operating
                  agreements, pooling agreements and declarations of pooled units and the properties covered and the units created thereby (including all units formed under orders, regulations, rules or other official acts of any federal, state or other governmental agency providing for pooling or unitization, spacing orders or other well permits and other instruments) which relate to or affect all or any portion of the Subject Interests;

                           (xiii) all deposit accounts, contract rights,
                  operating rights, general intangibles, chattel paper, documents and instruments whether arising under any of the foregoing or otherwise, including without limitation, the Production Sale Contracts and all transmission contracts or other contracts now or hereafter in effect with respect to the Pipelines or the Pipeline Assets;

                           (xiv) all subleases, farmout agreements, assignments
                  of interests, assignments of operating rights, contracts, operating agreements, bidding agreements, advance payment agreements, rights-of-way, surface leases, franchises, servitudes, privileges, permits, licenses, easements, tenements, hereditaments, improvements, appurtenances and benefits now existing or in the future obtained and incident and appurtenant to any of the foregoing;

                           (xv) all lease records, well records, production
                  records and accounting and other records and files which relate to any of the foregoing, and all maps, data bases, manuals, information and data which relate to any of the foregoing, including without limitation engineering, geological and geophysical data;

                           (xvi) all income, revenues, rents, profits and
                  proceeds arising out of the gathering, transportation, processing or sale of Hydrocarbons through the Pipelines and other accounts, contract rights, operating rights, general intangibles,

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                  chattel paper, documents, investment property and instruments arising under any of the foregoing;

                           (xvii) any liens and security interests in the
                  Subject Interests in favor of any of the Companies securing payment of proceeds from the sale of the Subject Minerals including, but not limited to, those liens and security interests provided for in Tex. Bus. & Com. Code Ann. Section
                  9.319 (Tex. UCC) (Vernon 1968), as amended;

                           (xviii) all other rights, titles and interests of any
                  of the Companies in, to and under or derived from the Lands, the Leases, the Rights-of-Way and Franchises, the Production Sale Contracts and/or other properties described in the Mortgage;

                           (xix) any property that may from time to time
                  hereafter, by delivery or by writing of any kind executed by or on behalf of any of the Companies, be subjected to the lien and security interest hereof by any the Companies or by anyone authorized on and of any of the Companies' behalf, and Secured Party is hereby authorized to receive the same as additional security;

                           (xx) all other property of every nature and kind and
                  wheresoever situated, now owned or hereafter acquired by any of the Companies or to which any of the Companies is now or may hereafter be entitled at law or in equity; and

                           (xxi) any and all proceeds, returns, rents,
                  royalties, issues, profits, products, revenues and other income arising from or by virtue of the sale, lease or other disposition of, or from any condemnation, eminent domain or insurance payable with respect to damage, loss or destruction of, the items described in subparagraphs (i) through (xx) above;

         together with any and all proceeds, products, increases, profits, substitutions, replacements, renewals, additions, amendments and accessions of, to and for all of the foregoing property. All the aforesaid properties, rights and interests which are hereby subjected to the lien and/or security interest of this instrument, together with any additions thereto which may be subjected to the lien and/or security interest of this paragraph (a) by means of supplements hereto or otherwise shall hereinafter be referred to as the "UCC Collateral."

                  (b) Each of the Companies also pledges to the Secured Party, and grants to the Secured Party a security interest in all of the Companies's right, title and interest in, to and under any and all of the following described property, rights and interests, in each case, wherever located, whether now owned or hereafter acquired or arising, all accessions and additions thereto, all substitutions and replacements therefor, and all proceeds and products thereof (collectively, the "Pledged Securities"):

                           (i) all of the issued and outstanding shares of
                  common stock of any Subsidiary of any of the Companies presently existing or hereafter created or acquired (the "Pledged Subsidiaries") therein set forth;

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                           (ii) all other shares of common stock or other equity
                  securities now or hereafter acquired by any of the Companies in any manner issued by the Pledged Subsidiaries, and the certificates representing such securities, and any present or future options, warrants or other rights to subscribe for or purchase any property or any notes, bonds, debentures or other evidences of indebtedness now or hereafter owned or acquired by any of the Companies in any manner that (A) are at any time convertible, exchangeable or exercisable into capital stock or other equity securities of the Pledged Subsidiaries or (B) have or at any time could by their terms have voting rights with respect to any matter affecting the Pledged Subsidiaries and all securities, certificates and instruments representing or evidencing ownership of any of the property described in
                  Schedule 2(b) of the Oil and Gas Agreement; and

                           (iii) all proceeds and products of the foregoing and
                  distributions thereof or with respect thereto, including without limitation dividends, distributions, cash, instruments and other property or securities, now or hereafter at any time or from time to time received or receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the foregoing.

                           Subject to any Liens in respect of the Jefferies
                  Lien, pursuant to the terms hereof, each of the Companies has endorsed, assigned and delivered to the Secured Party or such other Person that the Secured Party has designated as its agent to hold for perfection purposes all negotiable or non-negotiable instruments (including certificated securities) and chattel paper pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Secured Party may have specified. In the event that any of the Companies shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments (including certificated securities) or chattel paper to be pledged by it hereunder, such Companies shall, subject to any Liens in respect of the Jefferies Lien, forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify. To the extent that any securities are uncertificated, appropriate book-entry transfers reflecting the pledge of such securities created hereby have been or, in the case of uncertificated securities hereafter acquired by the Companies, will at the time of such acquisition be, duly made for the account of the Secured Party or one or more nominees of the Secured Party with the issuer of such securities or other appropriate book-entry facility or financial intermediary, with the Secured Party having at all times the right to obtain definitive certificates (in the Secured Party's name or in the name of one or more nominees of the Secured Party) where the issuer customarily or otherwise issues certificates, all to be held as Collateral hereunder. Each of the Companies hereby acknowledges that the Secured Party may, in its discretion, appoint one or more financial institutions to act as the Secured Party's agent in holding in custodial accounts instruments or other financial assets, including securities, in which the Secured Party is granted a security interest hereunder, including, without limitation, certificates of deposit and other instruments evidencing short term obligations.

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                           (c) Without limiting the security interest granted
                  hereby, each of the Companies hereby grants to Secured Party a limited license in such Company trade names, trademarks and service marks, together with the Company's goodwill associated with such trade names, trademarks and servicemarks, for purposes of allowing Secured Party to use the same in connection with any foreclosure sale or any other disposition pursuant to the UCC or this Agreement.

                           (d) The inclusion of proceeds in this Agreement does
                  not authorize any of the Companies to sell, dispose of or otherwise use the Collateral in any manner not specifically authorized hereby or under the Restructured O&G Agreement.

                           (e) This Agreement secures the prompt and complete
                  payment of all Obligations.

                  Section 3. Representations and Warranties. Each of the Companies represents and warrants, as of the date hereof, to the Secured Party as follows:

                           (a) The chief executive office and principal place of
                  business of each of the Companies is located at 1300 N. Sam Houston Parkway East, Suite 320, Houston, Harris County, Texas 77032. Any and all Collateral not delivered to the Secured Party or its designated agent is and will continue to be located only in the States of Texas, Louisiana, Alabama, Mississippi and North Dakota.

                           (b) the Companies are the legal and beneficial owner
                  of all of the Collateral free and clear of any lien, security interest, charge or encumbrance of any kind or nature, except for the lien and security interest created hereby, Permitted Liens and the Jefferies Lien, and none of the Companies has made any other pledge, assignment, mortgage, hypothecation or transfer of the Collateral except as permitted hereunder or under the Restructured O&G Agreement. Except for Permitted Liens, the Collateral taken as a whole is free from any material credit, deduction, allowance, defense, dispute, setoff or counterclaim and there is no material extension or indulgence with respect thereto. The Pledged Securities are not subject to any put, call, option or other right in favor of any other person whatsoever.

                           (c) The Pledged Securities are have been duly
                  authorized and validly issued and non-assessable.

                                    (i) This Agreement has been duly executed
                           and delivered by each of the Companies and creates a valid security interest in, and lien on, the Collateral securing the payment of the Obligations. Upon the delivery of physical certificates evidencing the Pledged Securities to the Secured Party or its designated agent and the making of the filings and the taking of all other actions necessary, if any, to perfect the security interests created hereby, including, without limitation, those actions specified in Section 2(b) and Section 4, the security interests created by this Agreement will be duly perfected security interests subject to no equal or prior lien, security interest or encumbrance of any kind or nature other than the Jefferies Lien. Notwithstanding anything to the contrary in this Section, pursuant to the Confirmation Order all liens granted

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                           hereunder shall, for all purposes, be valid,
                           perfected, enforceable, non-avoidable and effective as of the Effective Date without any further action by the Thornwood or by the Debtors and without the execution, filing or recordation of any financing statement, security agreement, mortgage or other document.

                           (d) Each of the Companies has the requisite corporate
                  power and authority to pledge the Collateral in the manner hereby done or contemplated and to defend its title thereto against the lawful claims of all persons whomsoever.

                           (e) Neither the execution and delivery of this
                  Agreement by any of the Companies, the performance by any of the Companies of its obligations hereunder, nor the transactions herein contemplated will (i) violate any of the Companies' charter or bylaws, (ii) violate the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which any of the Companies is a party, (iii) violate any law, order, rule or regulation applicable to any of the Company of any court or any government, regulatory body or administrative agency or other governmental body having jurisdiction over any Company or its properties, or (iv) result in or require the creation or imposition of any lien (other than the lien contemplated hereby), upon or with respect to any of the property now owned or hereafter acquired by any of the Companies, which violation or conflict would have a material adverse effect on the financial condition, business, assets or liabilities of any of the Companies or on the value of the Collateral or a material adverse effect on the security interests hereunder.

                           (f) The Pledged Securities includes the issued and
                  outstanding shares of Common Stock of the Pledged Subsidiaries and as of the date of execution hereof, there are no outstanding options, warrants or other rights to subscribe for or purchase any property of the Companies or the Pledged Subsidiaries or any notes, bonds, debentures or other evidences of indebtedness that (i) are at any time convertible into capital stock of the Pledged Subsidiaries or (ii) have or at any time could by their terms have voting rights with respect to any matters affecting the Pledged Subsidiaries.

                           (g) No consent or approval which has not been
                  obtained prior to the date hereof of any other person or entity and no authorization, approval or other action (other than delivery of physical certificates evidencing the Pledged Securities) by, and no notice to or filing with any governmental body (other than UCC filings), regulatory authority or securities exchange, was or is necessary as a condition to the validity of the pledge hereunder of the Collateral, and such pledge is effective to vest in the Secured Party the rights of the Secured Party in the Collateral as set forth herein. There are no restrictions on the transferability of any of the Collateral transferred or delivered by the Companies hereunder or, except for restrictions related to federal and state securities laws governing the sale of "restricted stock" or "control stock," with respect to the foreclosure, transfer or disposition thereof by the Secured Party.

                           (h) As of the date hereof, GB Processing and GB
                  Pipeline are the only Material Subsidiaries of the Companies.

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                  Section 4. Covenants. During the term of this Agreement and until all the Obligations have been fully and finally paid and discharged in full, each the Companies covenants and agrees with the Secured Party that:

                           (a) Except as permitted by the Restructured O&G
                  Agreement or in the ordinary course of business, none of the Companies will make any compromise or settlement with respect to the Collateral without notice to or consent of the Secured Party.

                           (b) Subject to the Jefferies Lien and the Jefferies
                  Documentation, each of the Companies shall deliver to the Secured Party or its designated agent concurrently with the execution of this Agreement or, to the extent acquired subsequent to the date of execution hereof, including without limitation Pledged Securities issued by a newly created or acquired Subsidiary, immediately upon such Companies' acquisition thereof: (i) all certificates and instruments representing the Pledged Securities, and (ii) all certificates and instruments representing each other item of Collateral (including all certificates, instruments and notes representing any such UCC Collateral). Any and all Pledged Securities delivered to the Secured Party or its designated agent shall be accompanied by undated duly executed powers in blank and by such other instruments of transfer or documents as the Secured Party may reasonably request. The Secured Party may hold the certificates representing the Pledged Securities delivered to it in its own name or in the name of its nominee, all in form and substance satisfactory to the Secured Party.

                           (c) From time to time, each of the Companies shall,
                  at its own expense, promptly give, execute, deliver, file and/or otherwise formalize any such notice, statement, instrument, document, agreement or other papers, and do all such other acts and things, as may be necessary or desirable, or as the Secured Party may reasonably request, in order to create, evidence, preserve, perfect, validate or continue any lien or security interest created pursuant to this Agreement or to enable the Secured Party to exercise or enforce its rights hereunder with respect to such lien or security interest, or otherwise further to effect the purposes of this Agreement. Without limiting the generality of the foregoing, each of the Companies shall, at any time or from time to time upon the request of the Secured Party and at the Companies' own expense, execute, acknowledge, witness, deliver, file and/or record such financing and continuation statements, notices, additional assignments and other documents or instruments (all of which shall be in form and substance satisfactory to the Secured Party and its counsel) as the Secured Party may from time to time reasonably request for the perfection of the liens and security interests created hereby.

                           (d) Each of the Companies shall promptly notify the
                  Secured Party (i) of any material changes in any fact or circumstance represented or warranted by any of the Companies with respect to any material portion of the Collateral, (ii) of any material impairment of the Collateral and (iii) of any claim, action or proceeding affecting title to all or any of the Collateral.

                           (e) Except for the liens and security interests
                  created by this Agreement and the Permitted Liens in the Collateral, each of the Companies shall at its own expense defend the Collateral against any and all liens, claims, security interests and other encumbrances or interests, howsoever arising and shall maintain and preserve the security interest granted hereunder with respect to the Collateral as long as this Agreement shall remain in full force and effect. None of the Companies shall make any other pledge, assignment, mortgage, hypothecation or transfer of the Collateral except as permitted hereunder or under the Restructured O&G Agreement.

                           (f) Each of the Companies shall at all times keep
                  accurate and complete records with respect to the Collateral, including, without limitation, records of all payments made, credit granted and proceeds received in connection therewith.

                           (g) None of the Companies shall relocate its
                  principal place of business or chief executive office to a county or state other than that specified in Section 3(a) of this Agreement unless such Company gives 30 days' prior written notice to the Secured Party, which notice shall specify the county and state into which such relocation is to be made. The Collateral, to the extent not delivered to the Secured Party pursuant to Section 2, will be kept at those locations listed on the Perfection Certificate delivered to the Secured Party herewith in the form attached as Exhibit A hereto and none of the Companies will remove the Collateral from such locations, without providing at least 30 days' prior written notice to the Secured Party.

                           (h) Each of the Companies will keep the Collateral in
                  good order and repair, except in situations where not to do so would not be material, and will not use the same in violation of law or any policy of insurance thereon. The Secured Party, or its designee, may inspect the Collateral at any reasonable time, wherever located.

                           (i) The Secured Party, or its representative, shall
                  at all times have full and free access during normal business hours to all of the books, correspondence and records of each of the Companies relating to the Collateral (other than information that is privileged and confidential) and the Secured Party and its representatives may examine the same, make abstracts therefrom and make photocopies thereof, and the Companies agrees to render to the Secured Party, at the Companies' cost and expense, such clerical and other assistance as may be reasonably requested by the Secured Party with regard thereto.

                           (j) The Companies shall not permit any of the Pledged
                  Subsidiaries to issue to the Companies any securities of the type required to be pledged hereunder unless such securities are promptly pledged and delivered hereunder to the Secured Party or its designated agent in accordance with Section 2(b).

                           (k) If, while this Agreement is in effect, any stock
                  dividend, stock split, reclassification, readjustment, reorganization, merger, consolidation, exchange offer, tender offer or other change in the capital structure, including the creation of any subscription or other rights relating to the Pledged Securities, is declared or made, or proposed to be declared or made, by any of the Pledged Subsidiaries or any other issuer of the Collateral, all substituted and additional securities or interest issued with respect to the Collateral and evidenced by certificates shall be endorsed in blank by the applicable Companies promptly upon receipt thereof or otherwise appropriately transferred to the

                  Secured Party in negotiable form, and all certificates or instruments evidencing such securities shall be delivered to the Secured Party to be held under the terms of this Agreement in the same manner as, and as a part of, the Collateral. All Pledged Securities shall be evidenced by one or more certificates. Any securities that may be issued upon exercise of any subscription or other rights relating to the Pledged Securities shall be endorsed in blank and delivered to the Secured Party with any necessary powers.

                  Section 5. Powers of the Secured Party.

                           (a) Each of the Companies hereby irrevocably
                  designates and appoints the Secured Party as its attorney-in-fact, with full power of substitution, for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument, including, without limitation, any financing statement or continuation statement, and taking any other action to maintain the validity, perfection, priority and enforcement of the security interest intended to be created hereunder, that the Secured Party may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest.

                           (b) Without limiting the generality of Section 5(a)
                  hereof, each of the Companies hereby irrevocably authorizes and empowers the Secured Party, upon the occurrence and during the continuation of any Event of Default, at the expense of such Companies, either in the Secured Party's own name or in the name of any Companies, at any time and from time to time:

                                    (i) to ask, demand, receive, issue a receipt
                           for, give acquittance for, settle and compromise any and all monies which may be or become due or payable or remain unpaid at any time or times to any of the Companies, and any and all other property which may be or become deliverable at any time or times to any of the Companies, under or with respect to the Collateral;

                                    (ii) to endorse any drafts, checks, orders
                           or other instruments for the payment of money payable to any of the Companies on account of the Collateral (including any such draft, check, order or instrument issued by any insurance company payable jointly to any of the Companies and the Secured Party); and

                                    (iii) to settle, compromise, prosecute or
                           defend any action, claim or proceeding, or take any other action, all either in its own name or in the name of any of the Companies or otherwise, which the Secured Party may deem to be necessary or advisable for the purpose of exercising and enforcing its powers and rights under this Agreement or in furtherance of the purposes hereof, including any action which by the terms of this Agreement is to be taken by any of the Companies.

                           (c) Nothing in this Agreement shall be construed as
                  requiring or obligating the Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any other action with respect to any of the Collateral or any part thereof or the amounts due or to become due in respect thereof or any property covered thereby, or to collect or enforce the payment of any amounts assigned to it or to which it may otherwise be entitled hereunder at any time or times other than to account for amounts or Collateral received.

                           (d) The Secured Party shall be entitled at any time
                  to file this Agreement, or a carbon, photographic or any other reproduction of this Agreement, as a financing statement, but the failure of the Secured Party to do so shall not impair the validity or enforceability of this Agreement. The Secured Party shall have no duty to comply with any recording, filing or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or the Secured Party's rights in or to, any of the Collateral.

                           (e) In its discretion, the Secured Party may
                  discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. Each of the Companies agrees to reimburse the Secured Party on demand for any and all reasonable expenditures so made with interest on unpaid amounts at the maximum rate permitted by law. The Secured Party shall have no obligation to any of the Companies to make any such expenditures, nor shall the making thereof relieve any of the Companies of any default.

                           (f) Anything herein to the contrary notwithstanding,
                  each of the Companies shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by such Companies thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of any of the Companies under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times other than to account for amounts or Collateral received, and no action taken or omitted shall give rise to any defense, counterclaim or right of action against the Secured Party, unless the Secured Party's actions are taken or omitted to be taken with gross negligence or bad faith or constitute willful misconduct. The Secured Party's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

                           (g) If an Event of Default has occurred and is
                  continuing, the Secured Party may at any time, at its option, transfer to itself or any nominee any securities constituting the Pledged Securities, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Regardless of whether any Obligations are due, the Secured Party may demand, sue for, collect, or make any settlement or compromise, which it deems desirable with respect to the Collateral. Regardless of the adequacy of

                  Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Secured Party to any of the Companies may at any time be applied to or setoff against any of the Obligations.

                           (h) If an Event of Default has occurred and is
                  continuing, the Secured Party shall have all of the rights with respect to the UCC Collateral as may be available to secured parties under the UCC.

                           (i) If an Event of Default shall have occurred and be
                  continuing, each of the Companies shall, at the request of the Secured Party, notify obligors on chattel paper and general intangibles of the Companies and obligors on instruments for which any of the Companies is an obligee of the security interest of the Secured Party in any chattel paper, general intangible or instrument and that payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party's agent therefor, and the Secured Party may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Companies, so notify said obligors. After the making of such a request or the giving of any such notification, each of the Companies shall hold any proceeds of collection of chattel paper, general intangibles and instruments received by such Companies as trustee for the Secured Party without commingling the same with other funds of such Companies and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of chattel paper, general intangibles and instruments received by the Secured Party to the Obligations, such proceeds to be immediately entered after final payment in cash of the items giving rise to them.

                  Section 6. Voting Rights, Dividends, Etc.

                           (a) Until an Event of Default shall have occurred and
                  be continuing:

                                    (i) except as otherwise provided in this
                           Agreement, each of the Companies shall be entitled to exercise any and all voting or consensual rights and powers, including subscription rights, in relation to the Pledged Securities; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would materially impair the securities or the value thereof or violate any provision of this Agreement, the Restructured O&G Agreement or any other ancillary document;

                                    (ii) except as otherwise provided in this
                           Agreement, each of the Companies shall be entitled to receive and retain any and all dividends, distributions or other payments in respect of the Pledged Securities and the Secured Party, upon receipt of any of the foregoing, shall promptly pay or distribute the same to the applicable Companies, and, to the extent so permitted, any distributions received by such Companies and transferred to other persons shall pass free and clear of the lien and security interest hereof; and

                                    (iii) the Secured Party shall execute and
                           deliver to each of the Companies or cause to be executed and delivered to such Companies, all such proxies, powers of attorney, dividend orders and other instruments as such Companies may reasonably request for the purpose of enabling it to exercise the voting or consensual rights and powers which such Companies is entitled to exercise pursuant to the foregoing Section 6(a)(i) or to receive the dividends, distributions or other payments which such Companies is authorized to retain pursuant to the foregoing Section 6(a)(ii).

                           (b) Upon the occurrence and during the continuance of
                  an Event of Default, all rights of each of the Companies to exercise the voting or consensual rights and powers which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) and to receive the dividends, distributions and other payments which the Pledgor would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Secured Party, which shall then have the sole and exclusive right and authority to exercise, in its sole discretion, all such voting and consensual rights and powers and to receive and retain as Collateral all such dividends, distributions and other payments. Without limiting the foregoing, in such event the Secured Party may exercise all voting and corporate rights at any meeting of any corporation issuing any such securities and any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any such securities as if it were the absolute owner thereof, including, without limitation, the rights to exchange at its discretion, any and all such securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any such securities or upon the exercise by any such issuer or the Secured Party of any right, privilege or option pertaining to any such securities, and, in connection therewith, to deposit and deliver any and all securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for the property actually received by it, but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and the Secured Party shall not be responsible for any failure to do so or delay in so doing.

                  Section 7. Default.

                           (a) It shall constitute a Default or an Event of
                  Default under this Agreement if a "Default" or an "Event of Default" shall occur under the Restructured O&G Agreement.

                           (b) If an Event of Default shall have occurred and is
                  continuing and if the Obligations are accelerated under the provisions of the Restructured O&G Agreement, in addition to any other rights and remedies that may be available to the Secured Party under the UCC or the Restructured O&G Agreement or under Section 5 of this Agreement or otherwise under this Agreement or at law, the Secured Party shall also have the following rights and powers:

                                    (i) The Secured Party may, without being
                           required to give any notice except as hereinafter provided, sell the Collateral, or any part thereof, at public or private sale, for cash, upon credit or for future delivery and at such price or prices as the Secured Party deems satisfactory, and the Secured Party and/or its collateral agent may be the purchaser of any or all of the Collateral so sold and thereafter hold the same absolutely free from any right or claim of whatsoever kind, and the Obligations or any portion of the Obligations may be applied as a credit against the purchase price.

                                    (ii) Upon any such sale, the Secured Party
                           shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind by or on behalf of any of the Companies, including any equity or rights of redemption of any of the Companies, and each of the Companies hereby specifically waives, to the full extent permitted by applicable law, all rights of redemption, stay or appraisal which it has or may have under any rule or law or statute now existing or hereafter adopted.

                                    (iii) The Secured Party shall give each of
                           the Companies ten (10) business days' written notice (which each of the Companies agrees is reasonable notification within the meaning of Section 9-611 of the UCC) of its intention to make any such public or private sale. Such notice, in case of public sale, shall state the time and place fixed for such sale and, in case of a private sale, shall state the date after which such sale is to be made.

                                    (iv) Any such public sale shall be held at
                           such time or times within ordinary business hours and at such places as the Secured Party may fix in the notices of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party may, in its sole discretion, determine.

                                    (v) The Secured Party shall not be obligated
                           to make any sale of the Collateral of any part thereof if it shall determine not to do so, regardless of the fact that notice of sale of the Collateral may have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may, without further notice, be made at any time or place to which the same shall be so adjourned.

                                    (vi) In case of any sale of all or any part
                           of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

                                    (vii) The Secured Party, instead of
                           exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to exercise its remedies regarding the Collateral and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                                    (viii) Each of the Companies agrees that if
                           any Event of Default shall have occurred and be continuing, then the Secured Party shall have the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as any of the Companies can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom with or without notice or process of law. Each of the Companies waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

                                    (ix) If under mandatory requirements of
                           applicable law, the Secured Party shall be required to make disposition of the Collateral within a period of time that does not permit the giving of notice to the Companies as hereinbefore provided, the Secured Party need give each of the Companies only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of law.

                                    (x) The Secured Party may instruct the
                           obligor or obligors on any agreement, instrument or other obligation constituting the Collateral to make any payment or render any performance required by the terms of such agreement, instrument or obligation directly to the Secured Party or its designee.

                           (c) The Secured Party shall incur no liability as a
                  result of the sale of the Collateral, or any part thereof, at any private sale other than for its own gross negligence, willful misconduct or bad faith. Each of the Companies hereby waives, to the maximum extent permitted by applicable law, any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.

                           (d) The Secured Party shall not be obligated to
                  pursue or exhaust its rights and remedies against any particular Collateral or other security for the Obligations before pursuing or enforcing its rights and remedies against any other Collateral or other security for the Obligations.

                           (e) To the extent permitted by law, each of the
                  Companies hereby waives (i) any rights to require the Secured Party to proceed first against any other Person, to exhaust its rights in the Collateral or other security for the Obligations or to pursue any other right that the Secured Party might have, (ii) with respect to the Note, presentment and demand for payment, protest, notice of protest and nonpayment, notice of dishonor, notice of the intention to accelerate and notice of acceleration (except as otherwise set forth in the Restructured O&G Agreement), and (iii) all rights of marshaling in respect of any and all of the Collateral.

                           (f) Without precluding any other methods of sale,
                  each of the Companies acknowledges that the sale of the Collateral shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of institutional lenders disposing of similar property. The Secured Party shall not be liable for any depreciation in the value of the Collateral.

                           (g) Each of the Companies agrees that its obligation
                  to deliver the Collateral is of the essence of this Agreement and that accordingly, upon application to a court of equity having jurisdiction, the Secured Party shall be entitled to a decree requiring specific performance by the Companies of such obligation.

                           (h) Remedies of the Secured Party are cumulative and
                  the exercise of any one or more of the remedies provided herein shall not be construed as a waiver of any of the other remedies of the Secured Party.

                           (i) If an Event of Default shall have occurred and be
                  continuing, the proceeds of any sale of or other realization upon all or any part of the Collateral and any other amounts held by the Secured Party under this Agreement shall be applied by the Secured Party as provided in the Restructured O&G Agreement.

                           Any amounts remaining after such applications and the
                  payment in full of the Note with respect to the Obligations shall be remitted to the Companies, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

                  Section 8. General Provisions.

                           (a) Continuing Security Interest; Binding Effect.
                  This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until termination of the obligations of the Companies under the Restructured O&G Agreement and the indefeasible payment in full thereafter of the Obligations; (ii) be binding upon each of the Companies and its successors and assigns; and (iii) inure to the benefit of the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Secured Party may assign or otherwise transfer any of its rights under this Agreement to any other Person, and such Person shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise to the Secured Party. Upon the termination of the obligations of the Secured Party under the Restructured O&G Agreement and the indefeasible payment in full thereafter of the Obligations, each of the Companies shall be entitled to the return, upon its request and at its expense, of such of the Collateral as is in the Secured Party's possession and as shall not have been sold or otherwise disposed of pursuant to the terms hereof.

                           (b) Security Interest Absolute. The lien and security
                  interest created hereunder and the Companies' obligations hereunder and the Secured Party's rights hereunder shall not be released, diminished, impaired or adversely affected by the occurrence of any one or more of the following events:

                                    (i) The taking or accepting of any other
                           security or assurance for any or all of the Obligations;

                                    (ii) Any release, surrender, exchange,
                           subordination or loss of any security or assurance at any time existing in connection with any or all of the Obligations;

                                    (iii) The modification of, amendment to, or
                           waiver of compliance with any terms of the Restructured O&G Agreement or the Note;

                                    (iv) Any renewal, extension and/or
                           rearrangement of the payment of any or all of the Obligations or any statement, indulgence, forbearance or compromise that may be granted or given by the Secured Party to any of the Companies or any other Person;

                                    (v) any neglect, delay, omission, failure or
                           refusal of the Secured Party to take or prosecute any action in connection with any agreement, document or other instrument evidencing, securing or assuring the payment of any or all of the Obligations;

                                    (vi) the illegality, invalidity or
                           unenforceability of all or any part of the Restructured O&G Agreement or the Note; or

                                    (vii) any other circumstance (other than
                           payment in full of the Obligations) that might otherwise constitute a defense available to, or a discharge of, the Companies or any party to any document in respect of the Obligations.

                           (c) Amendments. This Agreement or any term hereof may
                  be amended or changed only by an instrument in writing executed jointly by each of the Companies and the Secured Party and in accordance with the Restructured O&G Agreement.

                           (d) Remedies Cumulative. Each right, power and remedy
                  herein specifically granted to the Secured Party or otherwise available to it or now or hereafter existing in law or in equity shall be cumulative and concurrent, and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity, or otherwise (including, without limitation, all rights, powers and remedies granted to a secured party under the UCC), and each such right, power and remedy, whether specifically granted herein or otherwise existing, may be exercised at any time and from time to time as often and in such order as may be deemed expedient by the Secured Party in its sole and complete discretion. The provisions of this Agreement may only be waived by an instrument in writing signed by the Secured Party, and no failure on the part of the Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any such right, power or remedy, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any of the Companies hereunder shall, of itself, entitle any of the Companies to any other or further notice or demand in the same or similar circumstances.

                           (e) Assignment. Neither this Agreement nor any
                  interest herein or in the Collateral, or any part thereof, may be assigned by any of the Companies without the prior written consent of the Secured Party, except as expressly permitted herein or in the Restructured O&G Agreement.

                           (f) Headings. The descriptive headings of the several
                  sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                           (g) Severability. Any provision of this Agreement
                  that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity of enforceability or such provision in any other jurisdiction.

                           (h) Survival. All representations and warranties
                  contained herein, in the Restructured O&G Agreement or made in writing by any of the Companies in connection herewith or therewith, shall survive the execution and delivery of this Agreement, the Restructured O&G Agreement and any documents executed in connection herewith or therewith.

                           (i) Counterparts; Facsimiles. This Agreement may be
                  executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Secured Party. Any signature delivered by fax shall be deemed an original signature hereto.

                           (j) Waiver. To the extent permitted by applicable law
                  each of the Companies hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Restructured O&G Agreement obligations and this Agreement and any requirement that the Secured Party protect, secure, perfect or insure any security interest or any property subject thereto or exhaust any right or take any action against any of the Companies or any other person or entity; provided however, that the Secured Party shall in any event take such care in the handling of any Collateral in its possession as it takes with respect to its own property of a similar nature in its possession.

                           (k) Notices. Any notices or other communications
                  required or permitted hereunder shall be made in the manner provided in the Restructured O&G Agreement.

                           (l) Conflicting Terms. In the event of any conflict
                  or inconsistency between the terms, covenants, conditions and provisions set forth in this Agreement and the terms, covenants, conditions and provisions set forth in the Restructured O&G Agreement, the terms, covenants, conditions and provisions of the Restructured O&G Agreement shall prevail.

                           (m) Governing Law. THIS AGREEMENT SHALL BE GOVERNED
                  BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  EACH OF THE COMPANIES HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH OF THE COMPANIES IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE COMPANIES IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANIES AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OF THE COMPANIES IN ANY OTHER JURISDICTION.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Companies and the Secured Party have executed this Amended and Restated Agreement as of the date first above written.

                                            TRANSTEXAS GAS CORPORATION


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                            GALVESTON BAY PIPELINE COMPANY


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                            GALVESTON BAY PROCESSING CORPORATION


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:




                                          THORNWOOD ASSOCIATES LP
                                             By: Barberry Corp., General Partner

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

EXHIBIT A (PERFECTION CERTIFICATE) - to be provided by the Debtors

SCHEDULE 1(a) - to be provided by the Debtors